Exhibit 24

                             POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  V. G. Beghini
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Jeanette G. Brown
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  C. A. Corry
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  John H. Filer
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  James A. D. Geier
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Robert M. Hernandez
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Lewis B. Jones
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Charles R. Lee
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Paul E. Lego
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  John F. McGillicuddy
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  J. M. Richman
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  Seth E. Schofield
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  T. J. Usher
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of shares of USX-U. S. Steel Group

Common Stock for the 1994 Parity Investment Bonus, and any and all amendments to such registration statement to be filed with the Securities and Exchange

Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX

Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of

June, 1994.





                              /s/  D. C. Yearley
                              --------------------------------------